SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party Other than the Registrant  [  ]

Check the appropriate box:

[    ] Preliminary Proxy Materials

[  ]

Confidential, For Use of the Commission only

[X] Definitive Proxy Statement

 (as permitted by Rule 14a-6(e)(2)

[   ]  Definitive Additional Materials

[    ] Soliciting Material Under Rule 14a-12

Pingchuan Pharmaceutical, Inc. _________________________________________________________________________________________

(Name of Registrant as Specified in its Charter)

____________________________________________________________________________________________

(Name of Person Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

____________________________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:

____________________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

____________________________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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9 Fee previously paid with preliminary materials:

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9 Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(4) Date Filed:

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PROXY

PINGCHUAN PHARMACEUTICAL, INC.

SOLICITED BY THE BOARD OF DIRECTORS

For use at the March 29, 2007 Special Meeting

The undersigned hereby appoints Robert Brantl as Proxy, with power of substitution, who shall be present at the meeting to vote all of the shares of the undersigned as follows:

(1)

PROPOSAL TO EFFECT A MERGER OF PINGCHUAN PHARMACEUTICAL INTO ITS WHOLLY OWNED SUBSIDIARY, SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD., FOR THE PURPOSE OF CHANGING THE NAME OF PINGCHUAN PHARMACEUTICAL TO SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD. AND CHANGING ITS JURISDICTION OF INCORPORATION FROM NORTH CAROLINA TO DELAWARE.

         /  /   FOR

 /  /   AGAINST

  /  /   ABSTAIN

and in his discretion upon such other business as may be properly brought before the Special Meeting of Shareholders of PINGCHUAN PHARMACEUTICAL, INC., to be held at the Courtyard Tarrytown Greenburgh, 475 White Plains Road, Tarrytown, NY 10591 on March 29, 2007 at 10:30 a.m. local time, and any adjournments thereof.  This proxy revokes all prior proxies given by the undersigned.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

Date:

___________________

Signature:

___________________

Print Name:

___________________

Signature:

___________________

(if jointly held)

IMPORTANT:  Please sign exactly as name appears on your stock certificate. Joint owners should both sign.  When signing as executor, trustee, guardian, attorney or officer of a corporation, give title as such.  If a partnership, please sign in partnership name.

PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.

PINGCHUAN PHARMACEUTICAL, INC.

238 Jianxingdong Street

 Laizhou, Shandong Province

 P.R. China

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 29, 2007

A Special Meeting of Shareholders of Pingchuan Pharmaceutical, Inc., to be held at the Courtyard Tarrytown Greenburgh, 475 White Plains Road, Tarrytown, NY 10591 on March 29, 2007 at 10:30 a.m., local time, for the following purposes:

(1)

To vote upon a proposal to effect a merger of Pingchuan Pharmaceutical into its wholly owned subsidiary, Shandong Zhouyuan Seed and Nursery Co., Ltd., for the purpose of changing the name of Pingchuan Pharmaceutical to Shandong Zhouyuan Seed and Nursery Co., Ltd. and changing its jurisdiction of incorporation from North Carolina to Delaware;

(2)

To transact such other business as may properly come before the meeting.

Stockholders of record as of the close of business on March 5, 2007 will be entitled to vote at the meeting.

Enclosed is a proxy statement and form of proxy.  Shareholders who do not expect to attend the Special Meeting are requested to sign and return the proxy in the enclosed envelope.

By Order of the Board of Directors

WANG ZHIGANG

Chief Executive Officer

March 12, 2007

Pingchuan Pharmaceutical, Inc.

238 Jianxingdong Street

 Laizhou, Shandong Province

 P.R. China

PROXY STATEMENT

This Proxy Statement is furnished to shareholders of Pingchuan Pharmaceutical, Inc. in connection with the solicitation by the Board of Directors of proxies to be used at a Special Meeting of the Shareholders of Pingchuan. This Notice of Special Meeting and Proxy Statement, and the accompanying proxy card have been mailed to the shareholders on or after March 12, 2007 for the purpose set forth in the notice of the Special Meeting.

If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time up until the time when it is voted by the Proxy Committee.  The proxy may be revoked by sending written revocation to the Proxy Committee (c/o Robert Brantl, Esq., 52 Mulligan Lane, Irvington, NY 10533) or by making a proxy bearing a later date or by appearing and voting at the Special Meeting. The proxy is in ballot form and each shareholder may indicate approval or disapproval as to the proposal identified in the proxy and accompanying Notice of Special Meeting and as set forth and discussed in this Proxy Statement.  The proposals will be presented by the Board of Directors of Pingchuan.  Where a choice is specified with respect to a proposal, the shares represented by the proxy will be voted in accordance with the specification made.  Where a choice is not so specified, the shares represented by the proxy will be voted in favor of the proposal.  The Proxy Committee appointed by the Board of Directors consists of Robert Brantl, Esq., counsel to Pingchuan.

VOTING SECURITIES OUTSTANDING

Stockholders of record entitled to vote will be determined as of the close of business on March 5, 2007.  At that date, there were outstanding and entitled to vote 66,999,401 shares of common stock of Pingchuan, constituting the only class of stock outstanding and entitled to vote at the meeting.  Each share of common stock entitles the holder thereof to one vote.

The following table sets forth the beneficial ownership of outstanding shares of voting stock of Pingchuan as of March 5, 2007 by any person who, to the knowledge of Pingchuan, owns beneficially more than 5% of the outstanding common stock, by each Pingchuan director, and by the directors and officers of Pingchuan as a group.  None of the persons identified below owns any securities of Pingchuan other than the voting stock listed below.  All shares are owned of record and beneficially, except where otherwise noted.

                             Amount and Nature

Name and Address

of Beneficial

Percentage

of Beneficial Owner(1)

Ownership(2)

 of Class

Wang Zhigang

  3,050,300

    4.6%

Wang Zhicheng

  128,000

    0.2%

Daoqi Jiang

             0

       --

Chi Ming Chan

 0

       --

Sanncy Zeng

 0

       --

All officers and directors

    (5 persons)

  3,178,300

    4.7%

Hu Zhanwu

  6,092,950

    9.1%

131 Shizi Street, Nangang District

 Harbin Heilongjiang F4

 P.R. China 150000

_______________________________

(1)    Except as otherwise noted, the address of each shareholder is c/o Shandong Zhouyuan Seed and Nursery Co., Ltd., 238 Jianxindong Street, Laizhou City, Shandong Province, China.

 PROPOSAL TO MERGE PINGCHUAN PHARMACEUTICAL  INTO ITS WHOLLY-OWNED SUBSIDIARY FOR THE PURPOSE OF CHANGING PINGCHUAN’S NAME AND CHANGING ITS STATE OF INCORPORATION FROM NORTH CAROLINA TO DELAWARE

 (Item #1 on the Proxy Card)

Proposal:

For the reasons explained below (see Principal Reasons for the Proposed Reincorporation), Pingchuan Pharmaceutical’s Board of Directors proposes to merge Pingchuan into its wholly owned subsidiary, Shandong Zhouyuan Seed and Nursery Co., Ltd., because the Directors believe that it is in the best interests of Pingchuan Pharmaceutical and its stockholders to change the name of the corporation and to change its state of incorporation from North Carolina to Delaware (the “Reincorporation”).  Throughout the remainder of this Proxy Statement, Pingchuan Pharmaceutical as currently incorporated in North Carolina will be referred to as “Pingchuan Pharmaceutical” and Pingchuan Pharmaceutical as reincorporated in Delaware will be referred to as “SZ Seed and Nursery.”

Method of Reincorporation

If approved by the stockholders, the Reincorporation will be effected by merging Pingchuan Pharmaceutical into SZ Seed and Nursery, a newly formed Delaware corporation that is a wholly-owned subsidiary of Pingchuan Pharmaceutical (the “Merger”), pursuant to an Agreement and Plan of Merger, in the form attached hereto as Appendix A (the “Merger Agreement”). Upon completion of the Merger, Pingchuan Pharmaceutical will cease to exist as a corporate entity, and SZ Seed and Nursery will succeed to the assets and liabilities of Pingchuan Pharmaceutical and will continue to operate the business of Pingchuan Pharmaceutical.

As provided by the Merger Agreement, each outstanding share of Pingchuan Pharmaceutical common stock, $.001 par value, will be automatically converted into one share of SZ Seed and Nursery common stock, $0.001 par value per share, at the effective time of the Merger. Each stock certificate representing issued and outstanding shares of Pingchuan Pharmaceutical common stock will continue to represent the same number of shares of SZ Seed and Nursery common stock.

If the Merger is approved, then upon filing of  appropriate Articles of Merger with the Department of State of North Carolina and an appropriate Certificate of Merger with  the Secretary of State of Delaware, the Merger will be effective (“Effective Time”), and the outstanding certificates representing shares of Pingchuan Pharmaceutical common stock will be automatically converted into certificates representing shares of SZ Seed and Nursery common stock.

IT IS NOT NECESSARY TO SEND IN ANY OF YOUR STOCK CERTIFICATES REPRESENTING SHARES OF PINGCHUAN PHARMACEUTICAL'S COMMON STOCK, AS IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING

PINGCHUAN PHARMACEUTICAL STOCK CERTIFICATES FOR SZ SEED AND NURSERY STOCK CERTIFICATES.  If, however, a shareholder wishes to acquire a certificate reciting the name “Shandong Zhouyuan Seed and Nursery Co., Ltd.” after the Effective Time, he may do so by surrendering his certificate to Pingchuan Pharmaceutical’s transfer agent with a request for a replacement certificate and the appropriate stock transfer fee.  Pingchuan Pharmaceutical’s transfer agent is:

Florida Atlantic Stock Transfer Co.

7130 Nob Hill Road

Tamarac, Florida 33321

954-726-4954

Pingchuan Pharmaceutical common stock is quoted on the OTC Bulletin Board.  After the Merger, SZ Seed and Nursery common stock will be quoted on the OTC Bulletin Board under a new symbol.  SZ Seed and Nursery common stock will be represented by a different CUSIP number than is currently used for Pingchuan Pharmaceutical common stock.  There will be no interruption in the trading of Pingchuan Pharmaceutical’s common stock as a result of the Reincorporation.

The Reincorporation, if approved, includes the adoption of a new certificate of incorporation and bylaws for SZ Seed and Nursery (the “Delaware Certificate” and “Delaware Bylaws,” respectively) to replace the current certificate of incorporation and bylaws of Pingchuan Pharmaceutical (the “North Carolina Certificate” and “North Carolina Bylaws,” respectively).  As a Delaware corporation, SZ Seed and Nursery will be subject to the Delaware General Corporation Law (the “DGCL”). Pingchuan Pharmaceutical is subject to the corporation laws of North Carolina set out in the North Carolina Business Corporation Act (the “NCBCA”).  Differences between the Delaware Certificate and Delaware Bylaws, on the one hand, and the North Carolina Certificate and North Carolina Bylaws, on the other hand, must be viewed in the context of the differences between DGCL and the NCBCA. These differences are discussed below under “Comparison of Shareholder Rights Before and After the Reincorporation.”

The Reincorporation will not result in any change in the business, management, capitalization, structure of the board of directors, fiscal year, assets, liabilities or the location of the principal facilities of Pingchuan Pharmaceutical.  The directors of Pingchuan Pharmaceutical are the directors of SZ Seed and Nursery.  In addition, the same individuals serve in the same capacities as officers of SZ Seed and Nursery.

Pingchuan Pharmaceutical believes that the Reincorporation will not affect any of its material contracts with any third parties and that Pingchuan Pharmaceutical’s rights and obligations under such material contractual arrangements will continue as rights and obligations of SZ Seed and Nursery.

Directors’ Recommendation

For the Reasons Indicated in this Proxy Statement, the Board of Directors Recommends That You Vote "For" Approval of the Merger.

Dissenter’s (Appraisal) Rights

YOU HAVE THE RIGHT TO EXERCISE DISSENTER’S RIGHTS UNDER NORTH CAROLINA GENERAL STATUTES SECTIONS 55-13-01 to 55-13-31 AND TO OBTAIN THE “FAIR VALUE” OF YOUR SHARES OF PINGCHUAN PHARMACEUTICAL COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE NORTH CAROLINA LAW.

FOR A DISCUSSION REGARDING YOUR DISSENTER’S RIGHTS,  SEE THE SECTION TITLED “RIGHTS OF DISSENTING STOCKHOLDERS” IN THIS PROXY STATEMENT AND APPENDIX C HERETO, WHICH SETS FORTH THE APPLICABLE STATUTES.

Principal Reasons for the Proposed Reincorporation

For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have initially chosen Delaware, or have chosen to reincorporate in Delaware, in a manner similar to that proposed by Pingchuan Pharmaceutical. The Board believes that the principal reasons for considering such a reincorporation are:

➢

the development in Delaware over the last century of a well-established body of case law construing the Delaware General Corporation Law, which provides businesses with a greater measure of predictability than exists in any other jurisdiction;

➢

the certainty afforded by the well-established principles of corporate governance under DGCL law are of benefit to Pingchuan Pharmaceutical and its stockholders and should increase Pingchuan Pharmaceutical's ability to attract and retain quality directors and officers;

➢

DGCL itself, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

➢

the Delaware Court of Chancery, which brings to its handling of complex corporate issues a level of experience, a speed of decision and a degree of sophistication and understanding unmatched by any other court in the country; and

➢

the Delaware General Assembly, which each year considers and adopts statutory amendments that have been proposed by the Corporation Law Section of the Delaware bar to meet changing business needs.

Principal Reasons for the Proposed Name Change

The primary purpose of the name change is to better represent Pingchuan Pharmaceutical’s business. On January 30, 2007, Pingchuan Pharmaceutical acquired all of the outstanding capital stock of Infolink Pacific Limited.  Infolink Pacific Limited is a holding company that owns a beneficial interest in 60% of the registered capital of Shandong Zhouyuan, a corporation organized under the laws of The People’s Republic of China.  Shandong Zhouyuan is engaged in the business of developing and distributing agricultural seeds in The People’s Republic of China. The Board of Directors has determined to change Pingchuan Pharmaceutical’s name to reflect this new direction for the business of the corporation.

Significant Changes Caused By Reincorporation

Pingchuan Pharmaceutical’s corporate affairs are presently governed by the corporate law of North Carolina, the North Carolina Certificate and by the North Carolina Bylaws, which have been adopted pursuant to North Carolina law.  Following the Merger, issues of corporate governance and control would be controlled by Delaware, rather than North Carolina, corporate law.  The North Carolina Certificate and North Carolina Bylaws will be replaced by the Delaware Certificate and the Delaware

Bylaws.  A copy of the Delaware Certificate is attached as Appendix B to this Proxy Statement.  A copy of the Delaware Bylaws may be obtained by written request to Pingchuan Pharmaceutical in care of Robert Brantl, Esq., 52 Mulligan Lane, Irvington, NY 10533.

Comparison of Shareholders’ Rights Before and After the Reincorporation

     The description set forth below summarizes the material differences which may affect the rights of shareholders of Pingchuan Pharmaceutical but does not purport to be a complete statement of all such differences, and is qualified in its entirety by reference to the relevant provisions of the laws and documents discussed below.

Board of Directors

Election.  The rights of the shareholders with respect to election of directors will not be materially different after the Merger.  As is currently the case for Pingchuan Pharmaceutical, the Board of Directors of SZ Seed and Nursery will not be classified, each director must be elected at the annual meeting of directors by a plurality of the votes cast, and votes cast in the election of directors may not be cumulated.

Removal.  SZ Seed and Nursery. The DGCL provides that, in the absence of cumulative voting or a classified board, unless the certificate of incorporation provides that any director or the entire board of directors may be removed only for cause, any director or the entire board may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote in an election of directors. Since the Delaware Certificate does not include any such limitation, shareholders may remove one or all of the directors of SZ Seed and Nursery with or without cause.

Pingchuan Pharmaceutical.  Similarly, under the NCBCA, a director may be removed with or without cause by the affirmative vote of the holders of a majority of votes cast for such purpose, unless the certificate of incorporation provides that a director may be removed only for cause. Additionally, the entire board of directors may be removed with or without cause by the holders of a majority of the shares entitled to elect such directors. Further, the NCBCA provides that an appropriate court can remove a director upon petition of the holders of at least 10% of the outstanding shares of any class of stock of a corporation upon certain findings by such court.

The North Carolina Certificate of Incorporation does not include any limitation on the removal of directors without cause. Accordingly, the shareholders of Pingchuan Pharmaceutical may remove one or all of the directors of Pingchuan Pharmaceutical with or without cause by the vote of the holders of a majority of the shares then entitled to vote.

Authorized Capital Stock

Both the North Carolina Certificate and the Delaware Certificate authorize the issuance of 150,000,000 shares of common stock, par value $.001 per share, and 5,000,000 shares of preferred stock, par value $.001 per share.

Shareholder Vote Required For Business Combinations

SZ Seed and Nursery.  The DGCL generally requires that any merger, consolidation or sale of substantially all the assets of a corporation be approved by a vote of the holders of a majority of all outstanding shares entitled to vote thereon. Although the certificate of incorporation of a Delaware corporation may provide for a greater vote, the Delaware Certificate does not require a greater vote.

Pingchuan Pharmaceutical.  The NCBCA provides that, unless a corporation's governance documents provide otherwise, certain business combinations (including mergers) require the approval of a majority of the outstanding shares of each voting group of the corporation entitled to vote on the subject transaction. The North Carolina Articles and the North Carolina By-laws do not require a greater vote.

Dissenters' Rights

SZ Seed and Nursery.  Under the DGCL, appraisal rights are available in connection with the consummation of a plan of merger or consolidation that requires a shareholder vote. However, unless otherwise provided in the certificate of incorporation, no appraisal rights are available in connection with a plan of merger to holders of shares of any class or series that is either: (i) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 shareholders.

Pingchuan Pharmaceutical.  The NCBCA generally provides dissenters' rights for mergers and share exchanges that require shareholder approval, sales of substantially all the assets (other than sales that are in the usual and regular course of business and certain liquidations and court-ordered sales), and certain types of amendments to the articles of incorporation of a North Carolina corporation. However, unless otherwise provided in the articles of incorporation, no dissenters' rights are available in connection with a plan of merger, share exchange, or sale or exchange of property, to holders of shares of any class or series that is either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 shareholders.   The holders of Pingchuan Pharmaceutical common stock will have dissenters' rights in connection with the Merger. See Rights of Dissenting Shareholders, below.

Anti-Takeover Statutes

North Carolina has two anti-takeover statutes, the North Carolina Shareholder Protection Act and the North Carolina Control Share Acquisition Act, which are applicable to certain corporations domiciled in North Carolina.  The North Carolina Shareholder Protection Act generally requires that, unless certain "fair price” and procedural requirements are satisfied, the affirmative vote of 95% of a corporation's voting shares is required to approve certain business combination transactions with another entity that is the beneficial owner, directly or indirectly, of more than 20% of the corporation's voting shares or which is an affiliate of the corporation and previously has been a 20% beneficial holder of such shares.

The North Carolina Control Share Acquisition Act generally provides that, except as provided below, “Control Shares” will not have any voting rights.  Control Shares are shares acquired by a person under certain circumstances which, when added to other shares owned, would give that person effective control over one-fifth of all voting power in the election of the corporation's directors.  However, voting rights will be restored to Control Shares by resolution approved by the affirmative vote of the holders of a majority of the corporation's voting stock (other than shares held by the owner of the Control Shares, officers of the corporation and directors employed by the corporation).  If voting rights are granted to Control Shares that give the holder a majority of all voting power in the election of the corporation’s directors, then the corporation’s other shareholders may require the corporation to redeem their shares at their fair value.

Under Section 203 of the DGCL, certain business combinations (as defined below) between a Delaware corporation, whose stock generally is publicly traded or held of record by more than 2,000 shareholders, and an "interested stockholder" (as defined below) are prohibited for a three-year period following the date that the shareholder became an interested stockholder, unless (i) the business combination was approved by the board of directors of the corporation before the other party to the transaction became an interested stockholder, (ii) upon consummation of the transaction that made it an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the commencement of the transaction (excluding voting stock owned by directors who are also officers or held in employee benefit plans in which the employees do not have a confidential right to tender or vote stock held by the plan), or (iii) the business combination was approved by the board of directors of the corporation and ratified by holders of 66 2/3% of the voting stock which the interested stockholder did not own. The three-year prohibition also does not apply to certain business combinations proposed by an interested stockholder following the announcement or notification of certain extraordinary transactions involving the corporation and a person who had not been an interested stockholder during the previous three years or who became an interested stockholder with the approval of a majority of the corporation's directors.

The term “Business Combination” includes mergers or consolidations between a Delaware corporation and an interested stockholder, transactions with an interested stockholder involving the assets or stock of the corporation or its majority-owned subsidiaries and transactions which increase an interested stockholder's percentage ownership of stock. The term “Interested Stockholder” means any shareholder who becomes the beneficial owner of 15% or more of a Delaware corporation's outstanding voting stock.

Special Meetings of Shareholders

SZ Seed and Nursery.  Under the DGCL, special shareholder meetings of a corporation may be called by its board of directors, or by any person or persons authorized to do so by its certificate of incorporation or by-laws. The Delaware By-laws provide that a special meeting of SZ Seed and Nursery Shareholders shall be called for any purpose by the President or Secretary at the request of a majority of the SZ Seed and Nursery Board or of shareholders of at least 10% of the total voting power of all outstanding shares of stock of the company.

Pingchuan Pharmaceutical.  Under the NCBCA, unless provided in the articles of incorporation or by-laws of a corporation, shareholders of the public corporation do not have the right to call a special meeting of shareholders. The North Carolina Articles and the North Carolina Bylaws provide that a special meeting of Pingchuan Pharmaceutical Shareholders may be called for any purpose by the President, Vice President or Board of Directors; and that a special meeting may be called by the holders of not less than one-tenth of all shares entitled to vote at the meeting.

Shareholder Action By Written Consent

SZ Seed and Nursery.  The DGCL provides that, unless otherwise specified in a company's certificate of incorporation, its shareholders may take action by the written consent of holders of outstanding shares having not less than the minimum number of votes that would be necessary to take such action at a meeting of shareholders at which all shares eligible to vote were present and voting.  The Delaware Certificate does not specify otherwise.

Pingchuan Pharmaceutical.  Under the NCBCA, shareholders of a public company may take action by written consent without a meeting only if consents are signed by all shareholders entitled to vote on the action.  Thus, the shareholders of Pingchuan may take action by written consent only if all shareholders entitled to vote sign the consent.

Director's Liability

SZ Seed and Nursery.  Under the DGCL, a corporation's certificate of incorporation may eliminate or  limit a director's personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for (i) any breach of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) unlawful distributions; or (iv) any transaction from which the director derived an improper personal benefit. The Delaware Certificate provides that to the fullest extent permitted by the DGCL, a director of SZ Seed and Nursery shall not be personally liable to SZ Seed and Nursery, its shareholders or otherwise for monetary damages for breach of his duty as a director.

Pingchuan Pharmaceutical.  Under the NCBCA, a director is not liable for any action taken as a director, or any failure to take any action, if he performed the duties of his office in compliance with the General Standards for Directors set forth in the NCBCA.   Such standards require a director to discharge his duties (i) in good faith; (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances; and (iii) in a manner he reasonably believe to be in the best interests of the corporation.  Further, under the NCBCA, a corporation, through its articles of incorporation may eliminate or limit a director's personal liability to the corporation or its shareholders for any monetary damages for breach of duty, except for (i) acts or omissions that the director at the time of such breach knew or believed were clearly in conflict with the best interests of the corporation, (ii) any liability for unlawful distributions (iii) any transaction from which the director derived an improper personal benefit. The North Carolina Articles and the North Carolina Bylaws do not contain any provision eliminating or limiting the directors’ personal liability.

Pingchuan Pharmaceutical’s board of directors recognizes that the Delaware Certificate may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter shareholders from instituting litigation against directors for breach of their duty of care, even though such an action might benefit SZ Seed and Nursery and its shareholders. However, Pingchuan Pharmaceutical’s board of directors believes this concern is outweighed by the benefit to SZ Seed and Nursery of retaining highly qualified directors. Pingchuan’s board of directors believes that the Delaware Certificate may have a favorable impact over the long term on the availability, cost, amount, and scope of coverage of directors’ liability insurance, although there can be no assurance of such an effect.

While the Delaware Certificate may be viewed as limiting the rights of shareholders in some respects, and the broad scope of the indemnification provisions could result in increased expense to SZ Seed and Nursery, Pingchuan’s board of directors believes that these provisions will help balance the legal obligations of, and protections for, directors and will contribute to the quality and stability of SZ Seed and Nursery’s corporate governance. Pingchuan’s board of directors has concluded that the benefit to shareholders of improved corporate governance outweighs any possible adverse effects on shareholders.

This Proxy Statement merely summarizes certain differences between the corporation laws of North Carolina and Delaware, the North Carolina Certificate and the Delaware Certificate, and the North Carolina Bylaws and the Delaware Bylaws.  Many provisions of the NCBCA, the DGCL and these documents may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects. The discussion contained in this Proxy Statement is not a substitute for direct reference to the NCBCA, the DGCL and the governing documents of Pingchuan Pharmaceutical and SZ Seed and Nursery or for professional interpretation of such laws and governing documents.

Certain Federal Income Tax Considerations

Subject to the limitations, qualifications and exceptions described in this section, it is expected that, for federal income tax purposes, no gain or loss will be recognized by the holders of shares of Pingchuan Pharmaceutical common stock as a result of the consummation of the Reincorporation, and no gain or loss will be recognized by Pingchuan Pharmaceutical or SZ Seed and Nursery.  In addition, it is expected that each former holder of shares of Pingchuan Pharmaceutical common stock will have the same aggregate tax basis in the shares of SZ Seed and Nursery common stock received by such person in the Reincorporation as such holder had in the shares of Pingchuan Pharmaceutical common stock held by such person at the time of consummation of the Reincorporation, and such person’s holding period with respect to such shares of SZ Seed and Nursery common stock will include the period during which such holder held the corresponding shares  of Pingchuan Pharmaceutical common stock, provided the latter were held by such person as capital assets at the time of the consummation of the Reincorporation.

The Corporation has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Reincorporation under the Internal Revenue Code. A successful IRS challenge to the reorganization status of the Reincorporation would result in a stockholder recognizing gain or loss with respect to each share of Pingchuan Pharmaceutical common stock exchanged in the Reincorporation equal to the difference between the stockholder’s basis in such shares and the fair market value, as of the time of the Reincorporation, of the shares of SZ Seed and Nursery common stock received in exchange therefor. In such event, a stockholder’s aggregate basis in the shares of SZ Seed and Nursery common stock received in the exchange would equal their fair market value on such date, and the stockholder’s holding period for such shares would not include the period during which the stockholder held shares of Pingchuan Pharmaceutical common stock.

State, local, or foreign income tax consequences to stockholders may vary from the federal tax consequences described above. Stockholders should consult their own tax advisors as to the effect of the Reincorporation under applicable federal, state, local, or foreign income tax laws.

Rights of Dissenting Shareholders

Stockholders of Pingchuan Pharmaceutical common stock that follow the appropriate procedures are entitled to dissent from the consummation of the Reincorporation and receive payment of the fair value of their shares under Sections 55-13-01 through 55-13-31 of the NCBCA.

The following discussion summarizes the material applicable provisions of the North Carolina dissenter’s rights statute.  If you are considering exercising your right to dissent from the Reincorporation, you are urged to read the full text of the North Carolina dissenter’s rights statute, which is attached as Appendix C to this document.  A person having a beneficial interest in shares of Pingchuan Pharmaceutical common stock that are held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner if such person wishes to perfect any dissenter’s rights such person may have. (See Section 55-13-03, Appendix C.)

Under the North Carolina dissenter’s rights statute, you have the right to dissent from the Reincorporation and demand payment of the fair value of your shares of common or preferred stock.  The “fair value” of the shares, as used in the North Carolina dissenter’s rights statute, is the value of the shares immediately before the effectuation of the Reincorporation, excluding any appreciation or depreciation in anticipation of the Reincorporation unless exclusion would be inequitable.

If you elect to dissent, you must file with Pingchuan Pharmaceutical  a written notice of dissent  stating that you intend to demand payment for your shares of common stock.  If you fail to comply with this notice requirement, you will not be entitled to dissenter’s rights.  The written notice of dissent must be received by Pingchuan Pharmaceutical prior to the shareholders meeting at which the vote will be taken, i.e., no later than March 29, 2007.  The written notice of dissent should be sent to:  Robert Brantl, Esq., 52 Mulligan Lane, Irvington, NY 10533.  We recommend that you send the written notice by a courier that will provide you written evidence of our receipt of your notice.

If Pingchuan Pharmaceutical receives timely notice of your intent to demand payment, and if the Merger is approved at the shareholders meeting, it must send you a “Dissenters’ Notice” within 10 days of the date of the meeting.  The Dissenter’s Notice will (1) state where your payment demand (described below) must be sent and when and where your stock certificates must be deposited; (2) supply a form for demanding payment; and (3) set a date by which Pingchuan Pharmaceutical must received the payment demand.  Upon receipt of the Dissenter’s Notice, you must demand payment and deposit your share certificates as instructed in the Notice.  If you fail to demand payment or deposit your shares certificates by the date stated in the Dissenter’s Notice, you will not be entitled to payment for your shares.

Within thirty (30) days after receipt of your payment demand, Pingchuan Pharmaceutical is required to pay you the amount it estimates to be the fair value of your shares, plus interest accrued to the date of payment.  The payment must be accompanied by (1) certain financial information (see Section 55-13-25, Appendix C), (2) an explanation of how the fair value of the shares was estimated and how the interest was calculated, and (3) a statement of your right to demand payment under Section 55-13-28.

If you believe that the payment made is less than the fair value of your shares or that the interest was not calculated correctly, or if Pingchuan Pharmaceutical fails to make the payment as required, you may notify Pingchuan of your own estimate of the fair value of your shares and the amount of interest due and demand payment accordingly.  You must notify Pingchuan Pharmaceutical of your demand in writing within the time required by Section 55-13-28, and if you fail to give timely notice, you will be deemed to have withdrawn your dissent and demand for payment.

If your demand for payment remains unsettled, you may commence a proceeding to obtain a judicial determination of the fair value of your shares within 60 days after the earlier of (1) the date payment was made of the corporation’s estimate of the fair value of your shares, or (2) the date of your payment demand under Section 55-13-28.

If you wish to exercise dissenter’s rights, you are urged to review the applicable North Carolina statutes attached to this Proxy Statement as Appendix C.

OTHER MATTERS

VOTE REQUIRED TO APPROVE THE PROPOSALS

The affirmative vote of the majority of the shares of common stock outstanding on the Record Date will be required for approval of each Proposal.  Abstentions will have the same effect as negative votes since the percentage requirement for approval is based on all outstanding shares and not only on those shares casting votes.  Broker non-votes, if any, will not be counted and will have no effect on the vote.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, Management has no knowledge of any business which will be presented for consideration at the meeting other than that described above.  Should any other matter come before the meeting, it is the intention of the Proxy Committee to vote such proxy in accordance with their best judgment.

SHAREHOLDER PROPOSALS.

In order for shareholder proposals intended to be presented at the next meeting of Shareholders to be eligible for inclusion in the corporation's proxy statement and the form of proxy for such meeting, they must be received by the corporation at its principal executive offices a reasonable time before the corporation prints its proxy materials for the meeting.  In addition, if the corporation does not receive notice of a shareholder proposal within a reasonable time before the corporation mails its proxy materials to the shareholders, then the proxies solicited by the Board of Directors may confer on the proxy committee discretionary authority to vote on the shareholder proposal.   The Board of Directors has not determined when there will be another meeting of the shareholders.

SOLICITATION OF PROXIES

The entire expense of preparing, assembling and mailing this proxy statement, the form of proxy and other material used in the solicitation of proxies will be paid by Pingchuan.  In addition to the solicitation of proxies by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and Pingchuan will reimburse them for expenses in so doing.  To the extent necessary in order to insure that sufficient votes are cast, officers and agents of Pingchuan, who will not be additionally compensated therefor, may request the return of proxies personally.  The extent to which this will be necessary depends on how promptly proxies are received, and shareholders are urged to send their proxies without delay.

 By Order of the Board of Directors

WANG ZHIGANG

Chief Executive Officer

Dated:  March 5, 2007

APPENDICES

Appendix A -- Form of Agreement and Plan of Merger

Appendix B -- Certificate of Incorporation of Shandong Zhouyuan Seed and Nursery Co., Ltd.

Appendix C-- North Carolina law regarding dissenter’s rights

APPENDIX A – AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made as of this 26th day of February, 2007, by and between Pingchuan Pharmaceutical, Inc., a North Carolina corporation (the “North Carolina Corporation”), and Shandong Zhouyuan Seed and Nursery Co., Ltd., a Delaware corporation (the “Delaware Corporation”).

W I T N E S S E T H:

WHEREAS, the North Carolina Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina; and

WHEREAS, the Delaware Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and

WHEREAS, the respective Boards of Directors of the North Carolina Corporation and the Delaware Corporation have determined that, for purposes of effecting the reincorporation of the North Carolina Corporation in the State of Delaware, it is advisable, to the advantage of and in the best interests of the Delaware Corporation and its stockholder and the North Carolina Corporation and its stockholders that the North Carolina Corporation merge with and into the Delaware Corporation upon the terms and subject to the conditions herein provided; and

WHEREAS, the parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and to cause the merger described herein to qualify as a reorganization under the provisions of Section 368 of the Code; and

WHEREAS, the respective Boards of Directors of the North Carolina Corporation and the Delaware Corporation and the stockholder of the Delaware Corporation have unanimously adopted and approved this Agreement, and the Board of Directors of the North Carolina Corporation has directed that this Agreement be submitted to the stockholders of the North Carolina Corporation for their consideration;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound, the North Carolina Corporation and the Delaware Corporation hereby agree as follows:

1. Merger.   Subject to the approval of the stockholders of the North Carolina Corporation in accordance with the North Carolina Business Corporation Act (the “North Carolina Act”), at such time hereafter as the parties hereto shall mutually agree, the North Carolina Corporation shall be merged with and into the Delaware Corporation (the “Merger”), and the Delaware Corporation shall be the surviving company (hereinafter sometimes referred to as the “Surviving Corporation”). The Merger shall be effective upon (a) the filing of this Agreement together with Articles of Merger (the “Articles of Merger”) with the office of the North Carolina Department of State in accordance with the provisions of Section 55-11-05 of the North Carolina Act; and (b) the filing of a duly certified counterpart of this Agreement and a duly executed Certificate of Merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the Delaware General Corporation Law (the “DCGL”); the date and time of the later of such filings being hereinafter referred to as the “Effective Date.”  Following the due approval of the Merger by the stockholders of the North Carolina Corporation, subject to the provisions of this Agreement, the Articles of Merger shall be duly executed by the Delaware Corporation and the North Carolina Corporation and thereafter delivered to the office of the Department of State of the State of North Carolina, as provided in Section  55-11-05of the North Carolina Act, and the Certificate of Merger shall be duly executed by the Delaware Corporation and the North Carolina Corporation and thereafter delivered to the office of the Secretary of State of Delaware, pursuant to Section 251 of the DGCL.

2. Governing Documents.

a. The Certificate of Incorporation of the Delaware Corporation shall be the Certificate of Incorporation of the Surviving Corporation.

b. The By-Laws of the Delaware Corporation shall be the By-Laws of the Surviving Corporation.

3. Officers and Directors.  The directors of the North Carolina Corporation immediately prior to the Effective Date shall be the directors of the Surviving Corporation and the officers of the North Carolina Corporation immediately prior to the Effective Date shall be the officers of the Surviving Corporation. Such directors and officers will hold office from the Effective Date until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation and By-Laws of the Surviving Corporation, as the same may be lawfully amended, or as otherwise provided by law.

4. Succession.  As of the Effective Date, the separate existence of the North Carolina Corporation shall cease and the North Carolina Corporation shall be merged with and into the Delaware Corporation, and the name of the Surviving Corporation shall be Shandong Zhouyuan Seed and Nursery Co., Ltd.  The Surviving Corporation shall have all of the rights, privileges, immunities and powers and be subject to all of the duties and liabilities granted or imposed by Section 259 of the DGCL.

5. Further Assistance.  From and after the Effective Date, as and when required by the Delaware Corporation or by its successor and assigns, there shall be executed and delivered on behalf of the North Carolina Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Delaware Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, power, franchises and authority of the North Carolina Corporation, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Delaware Corporation are fully authorized in the name and on behalf of the North Carolina Corporation or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

6. Capital Stock.  At the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock of the North Carolina Corporation outstanding immediately prior to the Effective Time shall be changed and converted into one fully paid and non-assessable share of common stock of the Delaware Corporation.

7. Outstanding Stock of the Delaware Corporation.  At the Effective Date, the 1,000 shares of the Delaware Common Stock presently issued and outstanding in the name of the North Carolina Corporation shall be canceled and retired and resume the status of authorized and unissued shares of Delaware Common Stock, and no shares of Delaware Common Stock or other securities of Delaware Common Stock shall be issued in respect thereof.

8. Stock Certificates.  From and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of capital stock of the North Carolina Corporation shall be deemed for all purposes to evidence ownership and to represent the shares of capital stock of the Delaware Corporation into which such shares of the North Carolina Corporation represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Delaware Corporation or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Delaware Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of capital stock of the Delaware Corporation evidenced by such outstanding certificates as above provided.

9. Validity of Delaware Common Stock.  All shares of Delaware Common Stock into which North Carolina Common Stock is to be converted pursuant to the Merger shall not be subject to any statutory or contractual preemptive rights, shall, when issued, be validly issued, fully paid and nonassessable and shall be issued in full satisfaction of all rights pertaining to such North Carolina Common Stock.

10. Rights of Former Holders.  From and after the Effective Date, no holder of certificates which evidenced North Carolina Common Stock immediately prior to the Effective Date shall have any rights with respect to the shares formerly evidenced by those certificates, other than the right to receive the shares of Delaware Common Stock into which such North Carolina Common Stock shall have been converted pursuant to the Merger.

11. Abandonment and Termination.  At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either the North Carolina Corporation or the Delaware Corporation or both, notwithstanding approval of this Agreement by the sole stockholder of the Delaware Corporation and the stockholders of the North Carolina Corporation.

12. Third Parties.  Except as provided in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto or their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13. Approval of North Carolina Corporation as the Sole Stockholder of the Delaware Corporation.  By its execution and delivery of this Agreement, the North Carolina Corporation, as the sole stockholder of the Delaware Corporation, consents to, approves and adopts this Agreement and approves the Merger, subject to the approval and adoption of this Agreement by the holders of a majority of the shares of the North Carolina Common Stock. The North Carolina Corporation agrees to execute such instruments as may be necessary or desirable to evidence its approval and adoption of this Agreement and Merger as the sole stockholder of the Delaware Corporation.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed as of this day and year first above written.

Pingchuan Pharmaceutical, Inc.

Shandong Zhouyuan Seed and Nursery Co., Ltd.

By: /s/ Wang Zhigang

By: /s/ Wang Zhigang

Name:

Wang Zhigang

Name: Wang Zhigang

Title: Chief Executive Officer

Title: Chief Executive Officer

APPENDIX B – CERTIFICATE OF INCORPORATION OF SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD.

CERTIFICATE OF INCORPORATION

OF

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD.

The undersigned, for purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware (“DGCL”), executes this Certificate of Incorporation and hereby certifies as follows:

FIRST:  The name of the corporation shall be:  Shandong Zhouyuan Seed and Nursery Co., Ltd.

SECOND:  Its registered office in the State of Delaware is to be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle and its registered agent at such address is Corporation Service Company.

THIRD:  The purpose or purposes of the corporation shall be to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH:    The corporation is authorized to issue One Hundred and Fifty Five Million (155,000,000) shares of capital stock, consisting of One Hundred and Fifty Million (150,000,000) common shares, par value $.001 per share, and Five Million (5,000,000) preferred shares, par value $.001 per share. The preferred shares, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be set forth herein or as shall be expressed in the resolution or resolutions adopted by the board of directors after the date hereof providing for the issue of such stock and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

FIFTH:  The incorporator is Jennifer N. Boyd, whose mailing address is Jennifer N. Boyd, LLC, 82 Noroton Avenue, Darien, Connecticut 06820.

SIXTH:  In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the corporation is expressly authorized to adopt, amend or repeal the by-laws, subject to the power of the stockholders of the Corporation to amend or repeal any by-law whether adopted by them or otherwise.

SEVENTH:  To the fullest extent permitted by the DGCL as it now exists or as it may hereafter be amended, no director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under § 174 of the DGCL or (d) for any transaction from which the director derived any improper personal benefit.  If the DGCL is amended, after approval by the stockholders of this Article SEVENTH, to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

Any amendment, repeal or modification of this Article SEVENTH or the adoption of any provision of this Certificate of Incorporation inconsistent with this Article SEVENTH by the stockholders of the corporation shall not apply to or adversely affect any right or protection of a director of the corporation occurring prior to the time of such amendment, repeal, modification or adoption.

EIGHTH:  The corporation shall indemnify its directors, and shall provide for advancement of the expenses of such persons, to the fullest extent provided by § 145 of the DGCL.  To the fullest extent permitted by applicable law, the corporation is authorized to provide indemnification of (and advancement of expenses to) agents of the corporation (and any other persons to which Delaware law permits the corporation to provide indemnification) through by-law provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by § 145 of the DGCL, subject only to limits created by applicable law (statutory or non-statutory), with respect to actions for breach of duty to the corporation, its stockholders and others.

Any amendment, repeal or modification of the foregoing provision of this Article EIGHTH shall not adversely affect any right or protection of a director, officer, agent, or other person existing at the time of, or increase the liability of any director of the corporation with respect to any acts or omissions of such director, officer or agent occurring prior to, such amendment, repeal, modification or adoption.

IN WITNESS WHEREOF, the undersigned incorporator has executed, signed and acknowledged this certificate of incorporation on this 26th day of February, 2007.

/s/ Jennifer N. Boyd

Jennifer N. Boyd, Incorporator

APPENDIX C –NORTH CAROLINA STATUTES REGARDING DISSENTERS’ RIGHTS

CHAPTER 55.  NORTH CAROLINA BUSINESS CORPORATION ACT
ARTICLE 13.  DISSENTERS' RIGHTS
PART 1.  RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

N.C. Gen. Stat. § 55-13-01 (2006)

§ 55-13-01. Definitions

   In this Article:

   (1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

   (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under  G.S. 55-13-02 and who exercises that right when and in the manner required by G.S. 55-13-20 through 55-13-28.

   (3) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

   (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at a rate that is fair and equitable under all the circumstances, giving due consideration to the rate currently paid by the corporation on its principal bank loans, if any, but not less than the rate provided in G.S 24-1.

   (5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

   (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

   (7) "Shareholder" means the record shareholder or the beneficial shareholder.

 Right to dissent

N.C. Gen. Stat. § 55-13-02 (2006)

§ 55-13-02. Right to dissent

(a) In addition to any rights granted under Article 9, a shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

   (1) Consummation of a plan of merger to which the corporation (other than a parent corporation in a merger whose shares are not affected under G.S. 55-11-04) is a party unless (i) approval by the shareholders of that corporation is not required under G.S. 55-11-03(g) or (ii) such shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for such shares;

   (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, unless such shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for such shares;

   (2a) Consummation of a plan of conversion pursuant to Part 2 of Article 11A of this Chapter;

   (3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than as permitted by G.S. 55-12-01, including a sale in dissolution, but not including a sale pursuant to court order or a sale pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed in cash to the shareholders within one year after the date of sale;

   (4) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it (i) alters or abolishes a preferential right of the shares; (ii) creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares; (iii) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; (iv) excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than an amendment of the articles of incorporation permitting action without meeting to be taken by less than all shareholders entitled to vote, without advance notice, or both, as provided in G.S. 55-7-04; (v) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under G.S. 55-6-04; or (vi) changes the corporation into a nonprofit corporation or cooperative organization; or

   (5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(b) A shareholder entitled to dissent and obtain payment for his shares under this Article may not challenge the corporate action creating his entitlement, including without limitation a merger solely or partly in exchange for cash or other property, unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

(c) Notwithstanding any other provision of this Article, there shall be no right of shareholders to dissent from, or obtain payment of the fair value of the shares in the event of, the corporate actions set forth in subdivisions (1), (2), or (3) of subsection (a) of this section if the affected shares are any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting at which the plan of merger or share exchange or the sale or exchange of property is to be acted on, were (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or (ii) held by at least 2,000 record shareholders. This subsection does not apply in cases in which either:

   (1) The articles of incorporation, bylaws, or a resolution of the board of directors of the corporation issuing the shares provide otherwise; or

   (2) In the case of a plan of merger or share exchange, the holders of the class or series are required under the plan of merger or share exchange to accept for the shares anything except:

      a. Cash;

      b. Shares, or shares and cash in lieu of fractional shares of the surviving or acquiring corporation, or of any other corporation which, at the record date fixed to determine the shareholders entitled to receive notice of and vote at the meeting at which the plan of merger or share exchange is to be acted on, were either listed subject to notice of issuance on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held by at least 2,000 record shareholders; or

      c. A combination of cash and shares as set forth in sub-subdivisions a. and b. of this subdivision.

N.C. Gen. Stat. § 55-13-03  (2006)

§ 55-13-03. Dissent by nominees and beneficial owners

(a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

(b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

   (1) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

   (2) He does so with respect to all shares of which he is the beneficial shareholder.

PART 2.  PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

N.C. Gen. Stat. § 55-13-20  (2006)

§ 55-13-20. Notice of dissenters' rights

(a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this Article and be accompanied by a copy of this Article.

(b) If corporate action creating dissenters' rights under G.S. 55-13-02 is taken without a vote of shareholders or is taken by shareholder action without meeting under G.S. 55-13-04, the corporation shall no later than 10 days thereafter notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in G.S. 55-13-22. A shareholder who consents to shareholder action taken without meeting under G.S. 55-7-04 approving a corporate action is not entitled to payment for the shareholder's shares under this Article with respect to that corporate action.

(c) If a corporation fails to comply with the requirements of this section, such failure shall not invalidate any corporate action taken; but any shareholder may recover from the corporation any damage which he suffered from such failure in a civil action brought in his own name within three years after the taking of the corporate action creating dissenters' rights under G.S. 55-13-02 unless he voted for such corporate action.

N.C. Gen. Stat. § 55-13-21  (2006)

§ 55-13-21. Notice of intent to demand payment

(a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

   (1) Must give to the corporation, and the corporation must actually receive, before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

   (2) Must not vote his shares in favor of the proposed action.

(b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for his shares under this Article.

N.C. Gen. Stat. § 55-13-22  (2006)

§ 55-13-22. Dissenters' notice

(a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is approved at a shareholders' meeting, the corporation shall mail by registered or certified mail, return receipt requested, a written dissenters' notice to all shareholders who satisfied the requirements of G.S. 55-13-21.

(b) The dissenters' notice must be sent no later than 10 days after shareholder approval, or if no shareholder approval is required, after the approval of the board of directors, of the corporate action creating dissenters' rights under G.S. 55-13-02, and must:

   (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

   (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

   (3) Supply a form for demanding payment;

   (4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the subsection (a) notice is mailed; and

   (5) Be accompanied by a copy of this Article.

N.C. Gen. Stat. § 55-13-23  (2006)

§ 55-13-23. Duty to demand payment

(a) A shareholder sent a dissenters' notice described in G.S. 55-13-02 must demand payment and deposit his share certificates in accordance with the terms of the notice.

(b) The shareholder who demands payment and deposits his share certificates under subsection (a) retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

(c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this Article.

N.C. Gen. Stat. § 55-13-24  (2006)

§ 55-13-24. Share restrictions

(a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under G.S. 55-13-26.

(b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

N.C. Gen. Stat. § 55-13-25  (2006)
§ 55-13-25. Payment

(a) As soon as the proposed corporate action is taken, or within 30 days after receipt of a payment demand, the corporation shall pay each dissenter who complied with G.S. 55-13-23 the amount the corporation estimates to be the fair value of his shares, plus interest accrued to the date of payment.

(b) The payment shall be accompanied by:

   (1) The corporation's most recent available balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of cash flows for that year, and the latest available interim financial statements, if any;

   (2) An explanation of how the corporation estimated the fair value of the shares;

   (3) An explanation of how the interest was calculated;

   (4) A statement of the dissenter's right to demand payment under G.S. 55-13-28; and

   (5) A copy of this Article.

N.C. Gen. Stat. § 55-13-26  (2006)

§ 55-13-26. Failure to take action

(a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under G.S. 55-13-22 and repeat the payment demand procedure.

§ 55-13-28. Procedure if shareholder dissatisfied with corporation's payment or failure to perform

a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of the amount in excess of the payment by the corporation under G.S. 55-13-25 for the fair value of his shares and interest due, if:

   (1) The dissenter believes that the amount paid under G.S. 55-13-25 is less than the fair value of his shares or that the interest due is incorrectly calculated;

   (2) The corporation fails to make payment under G.S. 55-13-25; or

   (3) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

(b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing (i) under subdivision (a)(1) within 30 days after the corporation made payment for his shares or (ii) under subdivisions (a)(2) and (a)(3) within 30 days after the corporation has failed to perform timely. A dissenter who fails to notify the corporation of his demand under subsection (a) within such 30-day period shall be deemed to have withdrawn his dissent and demand for payment.

PART 3.  JUDICIAL APPRAISAL OF SHARES

N.C. Gen. Stat. § 55-13-30  (2006)

§ 55-13-30. Court action

(a) If a demand for payment under G.S. 55-13-28 remains unsettled, the dissenter may commence a proceeding within 60 days after the earlier of (i) the date payment is made under G.S. 55-13-25, or (ii) the date of the dissenter's payment demand under G.S. 55-13-28 by filing a complaint with the Superior Court Division of the General Court of Justice to determine the fair value of the shares and accrued interest. A dissenter who takes no action within the 60-day period shall be deemed to have withdrawn his dissent and demand for payment.

(a1) Repealed by Session Laws  - 1997-202, s.4.

(b) Reserved for future codification purposes.

(c) The court shall have the discretion to make all dissenters (whether or not residents of this State) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the complaint. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(d) The jurisdiction of the superior court in which the proceeding is commenced under subsection (a) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The parties are entitled to the same discovery rights as parties in other civil proceedings. The proceeding shall be tried as in other civil actions. However, in a proceeding by a dissenter in a corporation that was a public corporation immediately prior to consummation of the corporate action giving rise to the right of dissent under G.S. 55-13-02, there is no right to a trial by jury.

(e) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation.

N.C. Gen. Stat. § 55-13-31  (2006)

§ 55-13-31. Court costs and counsel fees

(a) The court in an appraisal proceeding commenced under G.S. 55-13-30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, and shall assess the costs as it finds equitable.

(b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

   (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of G.S. 55-13-20 through 55-13-28; or

   (2) Against either the corporation or a dissenter, in favor of either or any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this Article.

(c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

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